Related Party Transactions	9 Months Ended
Sep. 30, 2026
Related Party Transactions [Abstract]
RELATED PARTY TRANSACTIONS
14	RELATED PARTY TRANSACTIONS

Convertible Notes

The Group entered into the Note Subscription Agreements with Callaway, a related party of the Group, as Daniel Freifeld also serves as managing member of Callaway. The terms of the arrangement were reviewed and approved in accordance with the Group’s related-party transaction policies. Refer to Note 11, for further information regarding the terms and accounting treatment of the arrangement.

The Group has issued 15% convertible senior notes due 2028 (the “2028 Convertible Notes”) pursuant to an Indenture dated July 10, 2023, as amended by the First Supplemental Indenture dated April 17, 2025 and the Second Supplemental Indenture, dated October 31, 2025. The 2028 Convertible Notes are convertible at a conversion price of US$1.65 per share. Interest accrues at 15% per annum, of which 10% is payable in cash and 5% is payable in kind. See Note 11, for further information regarding the terms and accounting treatment of the arrangement.

The Group drew down US$2.3 million during the nine months period ended September 30, 2026 and drew down US$1.2 million during the three months period ended September 30, 2026 pursuant to the previously disclosed subscription agreement with Callaway and Farragut.

The Group drew down US$2.0 million during the nine months period ended September 30, 2025 and drew down US$1.0 million during the three months period ended September 30, 2025 pursuant to the previously disclosed subscription agreement with Callaway and Farragut.

As of September 30, 2026, total amount outstanding is US$24,703,269 including US$490,874 of debt discounts.